PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT, dated as of June 9, 1995 (this "Agreement"), is by and between:

         PHC RETAIL HOLDING COMPANY, a Delaware corporation, having an office at One Peebles Street, South Hill, Virginia 23970 (the "Pledgor"); and

         NATWEST BANK N.A., a national banking association, as agent (the "Agent") for the benefit of the Lenders under the Credit Agreement referred to below, having an office at 175 Water Street, New York, New York 10038.

                                R E C I T A L S:

         WHEREAS, PEEBLES INC., a Virginia corporation (the "Borrower") has entered into that certain Credit Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") with the Agent and the Lenders pursuant to which the Agent and the Lenders have agreed to make Loans and issue Letters of Credit to the Borrower, upon and subject to the terms and conditions of the Credit Agreement;

         WHEREAS, the Pledgor is the sole shareholder of the Borrower and by virtue thereof, and otherwise, will derive benefits as a result of Loans to be made and Letters of Credit to be issued by the Agent and the Lenders to the Borrower pursuant to the Credit Agreement;

         WHEREAS, the Pledgor has guaranteed to the Agent and the Lenders the full payment and performance by the Borrower of all of the Obligations by the execution and delivery to the Agent of a Guaranty of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "Guaranty");

         WHEREAS, in order to induce the Agent and the Lenders to execute and deliver the Credit Agreement, the Pledgor has agreed to pledge all of the issued and outstanding shares of capital stock of the Borrower owned by it as collateral security for the payment and performance of all of the Obligations;

         WHEREAS, it is a condition precedent to the obligations of the Agent and the Lenders under the Credit Agreement that the Pledgor shall have executed and delivered this Agreement; and

         WHEREAS, all capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises herein and in order to induce the Agent and the Lenders to make the Loans and issue the Letters of Credit provided for in the Credit Agreement, the Pledgor hereby agrees with the Agent as follows:

         1. The term "Pledged Stock" as used herein shall mean and include all of the issued and outstanding shares, whether now owned or hereafter acquired by the Pledgor, of the capital stock of the Borrower, including, without limitation, all of the issued and outstanding stock of the Borrower listed on Schedule A hereto, and, also, any shares, stock certificates, options or rights issued by the Borrower as an addition to, in substitution of, or in exchange for any such shares, and any and all proceeds thereof, now or hereafter owned or acquired by the Pledgor.

         2. (a) As collateral security for the due payment and performance of all of the Obligations and the due payment and performance by the Pledgor of its obligations and liabilities under, arising out of or in any way connected with this Agreement and the Guaranty (all of the foregoing being referred to collectively as the "Liabilities"), the Pledgor hereby pledges, assigns, hypothecates, delivers and sets over to the Agent, and hereby grants to the Agent, for its benefit and the benefit of the Lenders, a first lien on and first security interest in all of the Pledged Stock, all other property hereafter delivered to, or in the possession or in the custody of, the Pledgor in substitution or exchange for, or in addition to, the Pledged Stock and in all proceeds thereof.

                  (b) If the Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital), option or rights, whether as an addition to, in substitution of, or in exchange for any shares of the Pledged Stock, or otherwise, the Pledgor shall accept any such instruments as the Agent's agent, shall hold them in trust for the Agent, and shall deliver them forthwith to the Agent in the exact form received, with the Pledgor's endorsement when necessary and/or appropriate stock powers duly executed in blank and undated, to be held by the Agent, subject to the terms hereof, as further collateral security for the Obligations.

                  (c) Upon the occurrence and during the continuance of any Event of Default, any or all shares of the Pledged Stock held by the Agent hereunder may, at the option of the Agent or its nominee, be registered in the name of the Agent or its nominee. The Agent or its nominee may thereafter upon the occurrence and during the continuance of any Event of Default and after giving written notice of its intent to exercise such rights to the Pledgor, exercise all voting and corporate rights at any meeting of any corporation issuing any of the shares included in the Pledged Stock and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Stock as if it were the absolute owner thereof, including, without limitation, the right to receive dividends payable thereon, and the right to exchange, at its discretion, any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other readjustment of any corporation issuing any of such shares or upon the exercise by any such issuer of any right, privilege or option pertaining to any shares of the Pledged Stock, and in connection therewith, to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but the Agent shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

                  (d) Upon the occurrence and during the continuance of any Event of Default, the Agent shall have the right to require that all cash dividends payable with respect to any part of the Pledged Stock be paid to the Agent to be held by the Agent as additional security hereunder until applied to the Liabilities.

                  (e) Upon the occurrence and during the continuance of any Event of Default, the Agent without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Pledgor or any other Person (all and each of which demands, advertisements and/or notices are, to the extent permitted by law, hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Pledged Stock, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of and deliver the Pledged Stock, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Agent's offices or elsewhere at such prices and on such terms (including, without limitation, a requirement that any purchaser of all or any part of the Pledged Stock shall be required to purchase the shares constituting the Pledged Stock for investment and without any intention to make a distribution thereof) as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Agent or any purchaser upon any such sale or sales, whether public or private, to purchase the whole or any part of the Pledged Stock so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby expressly waived and released.

                  (f) The proceeds of any collection, recovery, receipt, appropriation, realization or sale as aforesaid, shall be applied as follows:

                           (i) First, to the costs and expenses of every kind
incurred in connection therewith or incidental to the care, safekeeping or otherwise of any and all of the Pledged Stock or in any way relating to the rights of the Agent hereunder, including attorneys' fees and legal expenses;

                           (ii) Second, to the satisfaction of the Liabilities;

                           (iii) Third, to the payment of any other amounts
required by applicable law (including, without limitation, Section 9-504(l)(c) of the UCC); and

                           (iv) Fourth, to the Pledgor or such other Person as
required by applicable law, to the extent of the surplus proceeds, if any.

                  (g) The Agent need not give more than five (5) days' notice of the time and place of any public sale or of the time after which a private sale may take place and such notice shall be deemed to be reasonable notification of such matters.

                  (h) In the event that the proceeds of any collection, recovery, receipt, appropriation, realization or sale as aforesaid are insufficient to pay all amounts to which the Agent or any Lender is legally entitled, the Pledgor will be liable for the deficiency, together with interest thereon, at the rate prescribed in the Credit Agreement, and the fees of any attorneys employed by the Agent to collect such deficiency, pursuant to the Credit Agreement.

         3.       The Pledgor represents and warrants that:

                  (a) The Pledged Stock is owned directly and beneficially and of record by the Pledgor in the amount set forth on Schedule A hereto;

                  (b) The shares of the Pledged Stock constitute 100% of all of the issued and outstanding shares of capital stock of the Borrower;

                  (c) All of the shares of the Pledged Stock have been duly and validly issued, are fully paid and non-assessable and are owned by the Pledgor free and clear of any pledge, mortgage, hypothecation, lien, charge, encumbrance or any security interest in such shares or the proceeds thereof except for the security interest granted to the Agent hereunder; and

                  (d) Upon delivery of the Pledged Stock to the Agent or an agent for the Agent, this Agreement creates and grants a valid first lien on and first perfected security interest in the Pledged Stock and the proceeds thereof, subject to no prior security interest, lien, charge or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor that would include the Pledged Stock.

         4. (a) The Pledgor hereby covenants that so long as the Liabilities shall be outstanding and unpaid, in whole or in part, the Pledgor will not:

                           (i) sell, convey or otherwise dispose of any shares
of the Pledged Stock or any interest therein, nor will the Pledgor create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever with respect to any of the Pledged Stock or the proceeds thereof other than that created hereby or non-consensual statutory Permitted Liens; or

                           (ii)     consent to or approve the issuance of any
additional shares of any class of the issuer of the Pledged Stock.

                  (b) The Pledgor warrants and will defend the Agent's right, title, special property and security interest in and to the Pledged Stock against the claims of any Person, firm, corporation or other entity.

         5. (a) If the Agent shall determine to exercise its right to sell all or any part of the Pledged Stock during the continuance of an Event of Default, and if in the opinion of counsel for the Agent it is necessary to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of l933, as amended (the "Securities Act"), the Pledgor will use its best efforts to cause each issuer of shares included in the Pledged Stock contemplated to be sold to execute and deliver, and cause the directors and officers of each such issuer to execute and deliver, all at the Pledgor's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof so to be sold, and to make all amendments thereto and/or to the related prospectus that, in the opinion of the Agent or its counsel, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto; to cause each such issuer to comply with the provisions of the "Blue Sky" law of any jurisdiction that the Agent shall designate; and to cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement (that need not be audited) covering a period of twelve months, but not more than eighteen months, beginning with the first month after the effective date of any such registration statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act.

                  (b) The Pledgor acknowledges that a breach of any of the covenants contained in subparagraph 5(a) above will cause irreparable injury to the Agent and the Lenders, that the Agent and the Lenders shall have no adequate remedy at law in respect of such breach and, as a consequence, the covenants of the Pledgor contained in subparagraph 5(a) above shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives, and shall not assert, any defenses against an action for specific performance of such covenants, except for a defense that no Event of Default has occurred or is continuing.

                  (c) Notwithstanding the foregoing, the Pledgor recognizes that the Agent may be unable to effect a public sale of all or a part of the Pledged Stock, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at places and on terms less favorable to the seller than if sold at public sales and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner, and that the Agent has no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act.

         6. The Pledgor shall at any time and from time to time upon the written request of the Agent, execute and deliver such further documents and do such further acts and things as the Agent may reasonably request in order to effect the purposes of this Agreement, including, without limitation, delivering to the Agent on the date hereof or at any time hereafter irrevocable proxies in respect of the Pledged Stock in the form of Exhibit A hereto.

         7. (a) Beyond the exercise of reasonable care to assure the safe custody of the Pledged Stock while held hereunder, the Agent shall have no duty or liability to preserve rights pertaining thereto, and shall be relieved of all responsibility for the Pledged Stock upon surrendering it to the Pledgor or in accordance with the Pledgor's instructions.

                  (b) No course of dealing between the Pledgor and the Agent, nor any failure to exercise, nor any delay in exercising, on the part of the Agent, any right, power or privilege hereunder or under the Guaranty, the Credit Agreement or the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  (c) The rights and remedies herein provided, and provided in the Guaranty, the Credit Agreement and the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law including, without limitation, the rights and remedies of a secured party under the UCC.

                  (d) The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Agreement in any jurisdiction.

         8. All notices and other communications pursuant to this Agreement shall be made in accordance with Section 12.03 of the Credit Agreement.

         9. This Agreement shall be binding upon the Pledgor and its successors and assigns and shall inure to the benefit of the Agent and its successors and assigns.

         10. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS RULES PERTAINING TO CONFLICTS OF LAWS.

                            [signature page follows]

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered the day and year first above written.

                                       PHC RETAIL HOLDING COMPANY

                                       By:_______________________________

                                       Name:_____________________________

                                       Title:____________________________

                                       NATWEST BANK N.A.,

                                       as Agent for the Lenders

                                       By:_______________________________

                                       Name:_____________________________

                                       Title:____________________________

                                   EXHIBIT A

                                       TO

                                PLEDGE AGREEMENT

                   IRREVOCABLE PROXY COUPLED WITH AN INTEREST


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby make, constitute and appoint NATWEST BANK N.A. (the "Agent"), and each of the Agent's officers and employees, its true and lawful attorneys, for it and in its name, place and stead, to act as its proxy in respect of all of the shares of capital stock of PEEBLES INC., a Virginia corporation (the "Corporation"), that it now or hereafter may own or hold, including, without limitation, the right, on its behalf, to demand the call by any proper officer of the Corporation pursuant to the provisions of its Certificate of Incorporation or By-Laws and as permitted by law of a meeting of its shareholders and at any such meeting of shareholders, annual, general or special, to vote for the transaction of any and all business that may come before such meeting, or at any adjournment thereof, including, without limitation, the right to vote for the sale of all or any part of the assets of the Corporation and/or the liquidation and dissolution of the Corporation; giving and granting to its said attorneys full power and authority to do and perform each and every act and thing whether necessary or desirable to be done in and about the premises, as fully as it might or could do if personally present with full power of substitution, appointment and revocation, hereby ratifying and confirming all that its said attorneys shall do or cause to be done by virtue hereof.

                  This Proxy is given to the Agent and to its officers and employees in consideration of the loans to be made by the Agent and the Lenders to the Corporation and in order to carry out the covenant of the undersigned contained in a certain Pledge Agreement of even date herewith between it and the Agent, and this Proxy shall be irrevocable and is coupled with an interest, shall be binding upon the undersigned and its successors and assigns until the payment in full of all of the Liabilities (as defined in the aforesaid Pledge Agreement) and may be exercised only after, and during the continuance of, an Event of Default under the Credit Agreement (as such terms are defined in the aforesaid Pledge Agreement).

                  IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy Coupled with an Interest this 9th day of June, 1995.

                                       PHC RETAIL HOLDING COMPANY

                                       By:_______________________________

                                       Name:_____________________________

                                       Title:____________________________

STATE OF NEW YORK          )
                           )        ss.
COUNTY OF NEW YORK )

                  On this 9th day of June, 1995, before me personally came _______________, to me known, who being by me duly sworn, did depose and say that he resides at _____________________________, that he is the
__________________ of PHC RETAIL HOLDING COMPANY, the corporation described in and which executed the foregoing instrument; that he signed his name thereto by order of the board of directors of said corporation.

                                             --------------------------------
                                                       Notary Public

My commission expires:

- ----------------------------------

                                   SCHEDULE A

                              TO PLEDGE AGREEMENT

                                PLEDGED STOCK OF
                                  PEEBLES INC.

  NUMBER OF
  SHARES OF      NUMBER OF SHARES     NUMBER OF
COMMON STOCK      ISSUED AND        SHARES OWNED     CERTIFICATE
 AUTHORIZED      OUTSTANDING         BY PLEDGOR         NUMBER

 5,000,000         1,000               1,000             383